As filed with the Securities and Exchange Commission on June 27, 2008

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-3023

FORUM FUNDS

Three Canal Plaza, Suite 600

Portland, Maine 04101

Stacey E. Hong, Principal Executive Officer

Three Canal Plaza, Suite 600

Portland, Maine 04101

207-347-2000

Date of fiscal year end:    October 31

Date of reporting period: November 1, 2007 – April 30, 2008

ITEM 1. REPORT TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

(UNAUDITED)

April 30, 2008

Dover Responsibility Fund

Schedule of Investments	1

Statement of Assets and Liabilities	3

Statement of Operations	4

Statements of Changes in Net Assets	5

Financial Highlights	6

Notes to Financial Statements	8

Additional Information	12

You should carefully consider the Fund’s investment objectives, risks, fees and expenses before investing. Such information is available in the Fund’s prospectus, which may be obtained by visiting the Fund’s website at www.doverfunds.com. Please read the prospectus carefully before investing.

DOVER RESPONSIBILITY FUND

SCHEDULE OF INVESTMENTS

APRIL 30, 2008

Shares	Security Description	Value
Common Stock – 98.1%

Consumer Discretionary – 11.2%
2,230	Avery Dennison Corp.	$107,464
1,930	Johnson Controls, Inc.	68,052
1,930	Marriott International, Inc., Class A	66,199
2,940	Staples, Inc.	63,798
3,250	Starbucks Corp. (a)	52,748
1,580	Target Corp.	83,945
1,320	Tiffany & Co.	57,473
2,830	Walt Disney Co.	91,777
1,800	Yum! Brands, Inc.	73,224

		664,680

Consumer Staples – 10.3%
1,920	Avon Products, Inc.	74,918
1,100	Clorox Co.	58,300
1,220	Kimberly-Clark Corp.	78,068
2,910	Kraft Foods, Inc.	92,043
1,810	PepsiCo, Inc.	124,039
2,710	Procter & Gamble Co.	181,706

		609,074

Energy – 15.8%
2,100	Chevron Corp.	201,915
1,880	ConocoPhillips	161,962
4,060	Exxon Mobil Corp.	377,864
2,700	Halliburton Co.	123,957
1,480	Valero Energy Corp.	72,298

		937,996

Financials – 14.5%
1,480	Ameriprise Financial, Inc.	70,285
2,500	Bank of America Corp.	93,850
1,420	Lincoln National Corp.	76,339
1,620	MetLife, Inc.	98,577
1,000	Morgan Stanley	48,600
1,090	Northern Trust Corp.	80,780
1,330	PNC Financial Services Group, Inc.	92,236
500	State Street Corp.	36,070
1,360	T Rowe Price Group, Inc.	79,642
1,760	Travelers Cos., Inc.	88,704
1,600	US Bancorp	54,224
1,400	Wachovia Corp.	40,810

		860,117

Health Care – 11.8%
2,040	Abbott Laboratories	107,610
2,010	Amgen, Inc. (a)	84,159
1,490	Baxter International, Inc.	92,857
940	Becton Dickinson & Co.	84,036
3,500	Bristol-Myers Squibb Co.	76,895
2,630	Johnson & Johnson	176,446
4,000	Pfizer, Inc.	80,440

		702,443

Shares	Security Description	Value
Industrials – 10.4%
1,710	3M Co.	$131,499
7,000	General Electric Co.	228,900
2,020	United Technologies Corp.	146,389
1,280	WW Grainger, Inc.	110,989

		617,777

Information Technology – 13.1%
4,900	Hewlett-Packard Co.	227,115
10,010	Intel Corp.	222,823
8,000	Microsoft Corp.	228,160
5,860	Symantec Corp. (a)	100,909

		779,007

Materials – 3.9%
2,480	Alcoa, Inc.	86,255
1,730	Newmont Mining Corp.	76,483
1,090	Weyerhauser Co.	69,629

		232,367

Telecommunication Services – 2.8%
2,000	AT&T, Inc.	77,420
42	Fairpoint Communications, Inc.	387
2,250	Verizon Communications, Inc.	86,580

		164,387

Utilities – 4.3%
820	Constellation Energy Group, Inc.	69,413
4,220	Duke Energy Corp.	77,268
1,240	Exelon Corp.	105,995

		252,676

Total Common Stock (Cost $5,833,392)		5,820,524

Total Investments – 98.1%
	(Cost $5,833,392)*	5,820,524
Other Assets & Liabilities, Net – 1.9%		111,508

Net Assets – 100.0%		$5,932,032

(a)	Non-income producing security.
*	Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$319,616
Gross Unrealized Depreciation	(332,484)

Net Unrealized Appreciation (Depreciation)	$(12,868)

See Notes to Financial Statements.

1

DOVER RESPONSIBILITY FUND

SCHEDULE OF INVESTMENTS

APRIL 30, 2008

PORTFOLIO HOLDINGS % of Net Assets
Consumer Discretionary	11.2%
Consumer Staples	10.3%
Energy	15.8%
Financials	14.5%
Health Care	11.8%
Industrials	10.4%
Information Technology	13.1%
Materials	3.9%
Telecommunication Services	2.8%
Utilities	4.3%
Other Assets & Liabilities	1.9%

100.0%

See Notes to Financial Statements.

2

DOVER RESPONSIBILITY FUND

STATEMENT OF ASSETS AND LIABILITIES

APRIL 30, 2008

ASSETS
Total investments, at value (Cost $5,833,392)	$5,820,524
Cash	74,824
Receivables:
Dividends and interest	7,425
From investment adviser	26,735
Prepaid expenses	17,482

Total Assets	5,946,990

LIABILITIES
Accrued Liabilities:
Distribution fees	62
Other	14,896

Total Liabilities	14,958

NET ASSETS	$5,932,032

COMPONENTS OF NET ASSETS
Paid-in capital	$6,253,221
Accumulated undistributed (distributions in excess of) net investment income (loss)	(2,512)
Accumulated net realized gain (loss) on investments	(305,809)
Net unrealized appreciation (depreciation) on investments	(12,868)

NET ASSETS	$5,932,032

SHARES OF BENEFICIAL INTEREST (UNLIMITED SHARES AUTHORIZED)
Institutional Shares	527,339
A Shares	28,451

NET ASSET VALUE, Offering and Redemption Price Per Share
Institutional Shares (based on net assets of $5,627,607)	$10.67

A Shares (based on net assets of $304,425)	$10.70

A Shares Maximum Public Offering Price Per Share (net asset value per share / 95.50%)	$11.20

See Notes to Financial Statements.

3

DOVER RESPONSIBILITY FUND

STATEMENT OF OPERATIONS

SIX MONTHS ENDED APRIL 30, 2008

INVESTMENT INCOME
Dividend income	$83,777
Interest income	1,427

Total Investment Income	85,204

EXPENSES
Investment adviser fees	29,575
Administrator fees	28,837
Distribution fees
A Shares	954
Accountant fees	10,651
Transfer agency fees
A Shares	1,670
Institutional Shares	2,566
Professional fees	19,866
Custodian fees	5,129
Registration fees	9,893
Trustees’ fees and expenses	123
Reports to shareholders	10,868
Compliance services fees	4,956
Miscellaneous expenses	3,954

Total Expenses	129,042
Fees waived and expenses reimbursed	(98,206)

Net Expenses	30,836

NET INVESTMENT INCOME (LOSS)	54,368

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized Gain (Loss) on:
Net realized gain (loss) on investments	(304,021)
Net change in unrealized appreciation (depreciation) on investments	(801,530)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(1,105,551)

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(1,051,183)

See Notes to Financial Statements.

4

DOVER RESPONSIBILITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2008	Year Ended October 31, 2007
OPERATIONS:
Net investment income (loss)	$54,368	$87,197
Net realized gain (loss)	(304,021)	168,514
Net change in unrealized appreciation (depreciation)	(801,530)	508,214

Net Increase (Decrease) in Net Assets from Operations	(1,051,183)	763,925

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Institutional Shares	(124,333)	(32,521)
A Shares	(10,200)	(10,343)
Net realized gains
Institutional Shares	(138,675)	(101,706)
A Shares	(27,920)	(31,155)

Net Increase (Decrease) in Net Assets from Distributions	(301,128)	(175,725)

CAPITAL SHARE TRANSACTIONS:
Sale of shares
Institutional Shares	366,501	3,982,603
A Shares	22,601	612,145
Reinvestment of distributions
Institutional Shares	252,729	132,887
A Shares	38,120	41,498
Redemption of shares
Institutional Shares	(629,946)	(488,202)
A Shares	(990,907)	(176,714)

Increase (Decrease) from Capital Transactions	(940,902)	4,104,217

Increase (Decrease) in Net Assets	(2,293,213)	4,692,417

NET ASSETS:
Beginning of year	8,225,245	3,532,828

End of year (a)	$5,932,032	$8,225,245

SHARE TRANSACTIONS
Sale of shares
Institutional Shares	30,878	333,376
A Shares	2,121	52,653
Reinvestment of distributions
Institutional Shares	21,534	11,433
A Shares	3,232	3,581
Redemption of shares
Institutional Shares	(59,438)	(40,194)
A Shares	(89,131)	(14,298)

Increase (Decrease) in Shares	(90,804)	346,551

(a) Accumulated undistributed (distributions in excess of) net investment income	$(2,512)	$77,653

See Notes to Financial Statements.

5

DOVER RESPONSIBILITY FUND

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

	Six Months Ended April 30, 2008		Year Ended, October 31, 2007	Year Ended, October 31, 2006	May 5, 2005 (a) through October 31, 2005
INSTITUTIONAL SHARES

NET ASSET VALUE, Beginning of Period	$12.73		$11.78	$10.15	$10.00

INVESTMENT OPERATIONS
Net investment income (loss) (b)	0.09		0.17	0.13	0.04
Net realized and unrealized gain (loss)	(1.68)		1.36	1.53	0.11	(c)

Total from Investment Operations	(1.59)		1.53	1.66	0.15

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.22)		(0.14)	(0.03)	–
Net realized investment gains	(0.25)		(0.44)	–	–

Total Distributions to Shareholders	(0.47)		(0.58)	(0.03)	–

NET ASSET VALUE, End of Period	$10.67		$12.73	$11.78	$10.15

TOTAL RETURN	(12.80	)%(d)	13.50%	16.37%	1.50	%(d)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000’s omitted)	$5,628		$6,801	$2,707	$1,321
Ratios to Average Net Assets:
Net investment income (loss)	1.56	%(f)	1.37%	1.15%	0.74	%(f)
Net expenses	0.91	%(f)	0.75%	0.90%	1.25	%(f)
Gross expenses (g)	3.64	%(f)	5.03%	8.17%	23.94	%(f)

PORTFOLIO TURNOVER RATE	43	%(d)	60%	63%	18	%(d)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Per share amount does not reflect the actual net realized and unrealized gain/loss for the period because of the timing of sales of the fund shares and the amount of per share realized and unrealized gains and losses at such time.
(d)	Not annualized.
(e)	Total return excludes the effect of the applicable sales load.
(f)	Annualized for periods.
(g)	Reflects the expense ratio excluding any waivers, expenses paid indirectly, and/or reimbursements.
(h)	Less than $0.01 per share.

See Notes to Financial Statements.

6

DOVER RESPONSIBILITY FUND

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

	Six Months Ended April 30, 2008		Year Ended, October 31, 2007	Year Ended, October 31, 2006	June 6, 2005 (a) through October 31, 2005
A SHARES

NET ASSET VALUE, Beginning of Period	$12.69		$11.75	$10.11	$10.16

INVESTMENT OPERATIONS
Net investment income (loss) (b)	0.11		0.17	0.11	–	(h)
Net realized and unrealized gain (loss)	(1.70)		1.35	1.53	(0.05)

Total from Investment Operations	(1.59)		1.52	1.64	(0.05)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.15)		(0.14)	–	–
Net realized investment gains	(0.25)		(0.44)	–	–

Total Distributions to Shareholders	(0.40)		(0.58)	–	–

REDEMPTION FEES (b)	–		–	–	–	(h)

NET ASSET VALUE, End of Period	$10.70		$12.69	$11.75	$10.11

TOTAL RETURN (e)	(12.83	)%(d)	13.49%	16.22%	(0.49	)%(d)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000’s omitted)	$304		$1,424	$826	$548
Ratios to Average Net Assets:
Net investment income (loss)	1.84	%(f)	1.40%	1.02%	0.12	%(f)
Net expenses	0.85	%(f)	0.75%	1.04%	1.75	%(f)
Gross expenses (g)	4.85	%(f)	6.74%	12.39%	34.67	%(f)

PORTFOLIO TURNOVER RATE	43	%(d)	60%	63%	18	%(d)

See Notes to Financial Statements.

7

DOVER RESPONSIBILITY FUND

NOTES TO FINANCIAL STATEMENTS

APRIL 30, 2008

Note 1.  Organization

The Dover Responsibility Fund (the “Fund”), is a non-diversified series of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”) as amended. The Trust currently has twenty-nine investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value. The Fund currently offers two classes of shares: Institutional Shares and A Shares. Institutional Shares commenced operations on May 5, 2005, and A Shares commenced operations on June 6, 2005. The Fund seeks long-term capital appreciation.

On May 29, 2008, the Board approved the liquidation and closure of the Fund based on the recommendation of Dover Investment Management, LLC. Effective as of the close of business on May 29, 2008, the Trust will cease publicly offering A Shares and Institutional Shares of the Dover Responsibility Fund. It is anticipated that the Fund will be completely liquidated on or before July 15, 2008, and will terminate thereafter.

Note 2.  Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation – Exchange traded securities and over-the-counter securities are valued using the last quoted sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale at the mean of the last bid and asked prices provided by independent pricing services. Debt securities may be valued at prices supplied by a Fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Shares of open-end mutual funds are valued at net asset value. Short-term investments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust’s Board of Trustees (the “Board”) if (1) market quotations are insufficient or not readily available or (2) the Adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value (“NAV”) than a NAV determined by using market quotes.

8

DOVER RESPONSIBILITY FUND

NOTES TO FINANCIAL STATEMENTS

APRIL 30, 2008

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Identified cost of investments sold is used to determine the gain and loss for both financial statement and Federal income tax purposes.

Distributions to Shareholders – Distributions to shareholders of net investment income and net capital gains if any are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes – The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income and capital gains, if any, the Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its series. Expenses that are directly attributable to more than one series are allocated among the respective series in an equitable manner.

The Fund’s class specific expenses are charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class’ respective net assets to the total net assets of the Fund.

Redemption Fees – A shareholder who redeems or exchanges shares within 90 days of purchase will incur a redemption fee of 1.00% of the current net asset value of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

New Accounting Pronouncements – In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, “Accounting for Income Taxes”. This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management has concluded that as of October 31, 2007, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s Federal tax returns filed in the 3-year period ended October 31, 2007 remains subject to examination by the Internal Revenue Service.

9

DOVER RESPONSIBILITY FUND

NOTES TO FINANCIAL STATEMENTS

APRIL 30, 2008

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 Fair Value Measurements (“SFAS 157”), which is effective for fiscal years beginning after November 15, 2007 and for interim periods within those fiscal years. SFAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund’s financial statement disclosures.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”), was issued and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the Fund’s results of operations and financial position. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statement disclosures.

Note 3.  Advisory Fees, Servicing Fees and Other Transactions

Investment Adviser – Dover Investment Management, LLC, (the “Adviser”) is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 0.89% of the Fund’s average daily net assets.

Distribution – Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Adviser, Citigroup Fund Services, LLC (“Citigroup”) or its affiliated companies. The Fund has adopted a distribution plan for A Shares of the Fund in accordance with Rule 12b-1 of the Act. Under the plan, the Fund pays the Distributor and any other entity as authorized by the Board a fee of 0.25% of the average daily net assets of A shares.

For the period ended April 30, 2008, the Distributor received $25 of the front-end sales charges assessed on the sale of A Shares. The Distributor did not retain any commissions from the contingent deferred sales charges assessed on A Shares purchased without an initial sales charge and redeemed less than one year after they are purchased.

Other Services – Citi provides administration, portfolio accounting, and transfer agency services to the Fund. Certain employees of Citi are also officers of the Trust.

Foreside Compliance Services, LLC (“FCS”), an affiliate of the Distributor, provides a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and Anti-Money Laundering Officer as well as certain additional compliance support functions to the Fund. FCS has no role in determining the investment policies of, or the securities to be purchased or sold by the Trust or the Fund. Certain officers or employees of FCS are also officers of the Trust. The Principal Executive Officer is an affiliate of the Distributor due to his ownership interest in the Distributor.

10

DOVER RESPONSIBILITY FUND

NOTES TO FINANCIAL STATEMENTS

APRIL 30, 2008

Pursuant to Board approval, beginning on June 2, 2008, as to fund accounting and fund administration, and on June 16, 2008, as to transfer agency, Atlantic Fund Administration, LLC (“Atlantic”) will replace Citi as the provider of those services to the Fund. Beginning June 1, 2008, Atlantic will replace FCS as a provider of officers and compliance support services to the Fund. In connection with these changes in service providers, resignations of the Trust’s existing officers, who have been provided to the Trust pursuant to agreements with Citi and FCS, will become effective and the existing officers will be replaced by officers provided by Atlantic.

Note 4.  Expense Reimbursements and Fees Waived

Prior to March 1, 2008, the Adviser had contractually agreed to waive its fee and reimburse Fund expenses to the extent that total annual fund operating expenses of Institutional Shares and A Shares exceeded 0.75%. Effective March 1, 2008, the Adviser has contractually agreed to waive its fee and reimburse Fund expenses through March 1, 2009 to the extent that the total annual Fund operating expenses of Institutional Shares and A Shares exceed 1.25% and 1.50%, respectively. For the period ended April 30, 2008, the Adviser waived $29,575 and reimbursed $68,631.

Note 5.  Security Transactions

The cost of purchases and the proceeds from sales of investment securities, other than short-term investments, were $2,945,684 and $4,168,910 respectively, for the period ended April 30, 2008.

Note 6.  Federal Income Tax and Investment Transactions

As of October 31, 2007, distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed Ordinary Income	$102,282
Unrealized Appreciation (Depreciation)	786,874
Capital and Other Losses	166,595

Total	$1,055,751

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to deferred audit fees and wash sales.

Note 7.  Other Information

On April 30, 2008, two shareholders held approximately 58% of the outstanding Institutional Shares of the Fund and two shareholders held approximately 85% of the outstanding A Shares of the Fund. One of these shareholders is an omnibus account, which is held on behalf of several underlying shareholders.

Note 8.  Subsequent Events

Effective June 2, 2008, as to fund accounting and fund administration, and on June 16, 2008, as to transfer agency, Atlantic Fund Administration, LLC (“Atlantic”) replaced Citi as the provider of those services to the Fund. Beginning June 1, 2008, Atlantic replaced FCS as a provider of officers and compliance support services to the Fund. In connection with these changes in service providers, resignations of the Trust’s existing officers have been provided to the Trust and have become effective pursuant to agreements with Citi and FCS. The existing officers were replaced by officers provided by Atlantic.

11

DOVER RESPONSIBILITY FUND

ADDITIONAL INFORMATION

APRIL 30, 2008

Investment Advisory Agreement Approval – At the April 18, 2008 Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement pertaining to the Fund (the “Advisory Agreement”). In evaluating the Advisory Agreement for the Fund, the Board reviewed materials furnished by the Dover Investment Management LLC (the “Adviser”) and Citi, including information regarding the Adviser, its personnel, operations and financial condition. Specifically, the Board considered, among other matters: (1) the nature, extent and quality of the services to be provided to the Fund by the Adviser, including information on the investment performance of the Adviser; (2) the costs of the services to be provided and profitability to the Adviser with respect to its relationship with the Fund; (3) the advisory fee and total expense ratio of the Fund compared to relevant peer groups of funds; (4) the extent to which economies of scale would be realized as the Fund grows and whether the advisory fee would enable the Fund’s investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the Fund. In their deliberations, the Board did not identify any particular information that was all-important or controlling, and the Board attributed different weights to the various factors. In particular, the Board focused on the factors discussed below.

Nature, Extent and Quality of the Services

The Board met with representatives of the Adviser and discussed the Adviser’s personnel, operations and financial condition. The Board also considered the scope and quality of services provided by the Adviser under the Advisory Agreements and the quality of the investment research capabilities of the Adviser and other resources dedicated to performing services for the Fund. The Board also considered information regarding the experience and professional background of the portfolio managers at the Adviser and the qualifications and capabilities of the portfolio managers and other personnel who would have principal investment responsibility for the Fund investments; the investment philosophy and decision-making processes of those professionals; the capability and integrity of the Adviser’s senior management and staff; the quality of the Adviser’s services with respect to regulatory compliance and compliance with client investment policies and restrictions; and the financial condition and operational stability of the Adviser.

The Board discussed with the Adviser the adequacy of its resources and quality of services provided by the Adviser under the Advisory Agreement. The Board noted the Adviser’s representation that the firm is financially stable and able to provide investment advisory services to the Fund. The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement, that the Adviser could provide high quality services to the Fund and that the investment expertise of the Adviser’s professionals could benefit the Fund.

Costs of Services and Profitability

The Board then considered information provided by the Adviser regarding its costs of services and profitability with respect to the Fund. The Board considered the Adviser’s resources devoted to the Fund as well as an assessment of costs and profitability provided by the Adviser. The Board also considered that the Adviser continues to contractually waive certain advisory fees and, as necessary, reimburse Fund expenses through March 1, 2009. The Board concluded that the level of the Adviser’s profits attributable to management of the Fund was not excessive in light of the services provided by the Adviser on behalf of the Fund.

12

DOVER RESPONSIBILITY FUND

ADDITIONAL INFORMATION

APRIL 30, 2008

Compensation

The Board also considered the Adviser’s compensation for providing advisory services to the Fund and analyzed comparative information on fees and total expenses of similar mutual funds.

The Board noted that, while the Adviser’s contractual advisory fee was higher than the mean and median contractual advisory fee for its Lipper Inc. peer group, after contractual waivers, the Fund’s actual advisory fee is lower than the mean and median actual advisory fee for its peer group. The Board also noted that the Fund’s actual expense ratio is only slightly higher than that of its peer group.

The Board recognized that it was difficult to compare advisory fees and expense ratios because of variations between the services provided by the Adviser and those included in the advisory fees paid by other funds. Based on the foregoing, the Board concluded that the Adviser’s advisory fee charged to the Fund was reasonable.

Performance

The Adviser discussed its approach to managing the Fund as well as the Fund’s performance. The Board considered the performance over the one-, three-, six- and nine-month and one-year periods ended March 31, 2008, noting that the Fund outperformed its benchmark over the one-month period and performed near its benchmark over the other periods reviewed. Based on this review, the Board determined that the Adviser’s management of the Fund could benefit the Fund and its shareholders.

Economies of Scale

The Board then considered whether the Fund would benefit from any economies of scale, noting that although the Adviser’s fee schedules for the Fund do not have breakpoints and thus would not reflect economies of scale, if any, the Fund were subject to contractual fee waivers by the Adviser. The Board considered the Adviser’s representation that economies of scale could be experienced upon an increase in assets under management. The Board also considered the size of the Fund and determined that it would not be necessary to consider the implementation of breakpoints at this time.

Other Benefits

The Board noted that the Adviser does not receive significant ancillary benefits as a result of its relationship with the Fund, other than the benefit of research received from the brokers executing transactions on behalf of its clients and the ability to refer to its advisory relationship with the Fund.

Conclusion

Prior to voting, the Board reviewed a memorandum from Fund Counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. The Board also discussed the proposed approval of the continuance of the Advisory Agreement. Based upon its review, including consideration of each of the factors referred to above, the Board (including all of the Independent Trustees) determined, in the exercise of its

13

DOVER RESPONSIBILITY FUND

ADDITIONAL INFORMATION

APRIL 30, 2008

business judgment, that the advisory fee rate of the Fund was fair, and that renewing the Advisory Agreement was in the best interest of the Fund’s shareholders.

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (888) 368-3755 and on the SEC’s website at www.sec.gov. The Fund’s proxy voting records for the most recent 12-month period ended June 30, 2007 is available, without charge and upon request, by calling (888) 368-3755 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments on certain classes, redemption fees, and exchange fees and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from November 1, 2007, through April 30, 2008.

Actual Expenses – The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

14

DOVER RESPONSIBILITY FUND

ADDITIONAL INFORMATION

APRIL 30, 2008

Please note that expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) for certain share classes, redemption fees or exchange fees. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs had been included, your costs would have been higher.

	Beginning Account Value November 1, 2007	Ending Account Value April 30, 2008	Expenses Paid During Period*	Annualized Expense Ratio*
Institutional Shares
Actual Return	$1,000.00	$872.02	$3.96	0.85%
Hypothetical Return	$1,000.00	$1,020.64	$4.27	0.85%

A Shares
Actual Return	$1,000.00	$871.72	$4.23	0.91%
Hypothetical Return	$1,000.00	$1,020.34	$4.57	0.91%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year divided by 366 to reflect the half-year period.

15

Dover Responsibility Fund

Three Canal Plaza, Ground Floor

Portland, ME 04101

1-888-DOVER-55

(1-888-368-3755)

www.doverfunds.com

INVESTMENT ADVISER

Dover Investment Management, LLC

140 Greenwich Avenue

Greenwich, CT 06830

TRANSFER AGENT

Atlantic Fund Administration, LLC

P.O. Box 588

Portland, ME 04112

DISTRIBUTOR

Foreside Fund Services, LLC

Two Portland Square, 1st Floor

Portland, ME 04101

www.foresides.com

209RF-SAR-0408

EXPERIENCE. COMMITMENT. OPPORTUNITY.

SEMI-ANNUAL REPORT

(Unaudited)

EQUITY OPPORTUNITY FUND

INCOME OPPORTUNITY FUND

Class A Shares & Institutional Class Shares

April 30, 2008

A Message to Our Shareholders	1

Schedules of Investments	6

Statements of Assets and Liabilities	10

Statements of Operations	11

Statements of Changes in Net Assets	12

Financial Highlights	14

Notes to Financial Statements	16

Additional Information	21

A MESSAGE TO OUR SHAREHOLDERS

Dear Shareholder:

We are pleased to report to you on the progress of the Flag Investors—Equity Opportunity Fund and the Flag Investors—Income Opportunity Fund (individually, a “Fund” and, collectively the “Funds”) for the six-month semi-annual period ended April 30, 2008. As a shareholder of these Funds, you may also be interested to know that we at Alex. Brown Investment Management (“ABIM”) have been investment advisors for more than 30 years and in addition to these funds, we currently manage approximately $5 billion for individuals, endowments, foundations and retirement plans.

Asset Mix

During the six-month period, each fund had sizable cash inflows. We welcome new shareholders and thank both new and existing shareholders for your confidence in us. The pie charts below indicate the asset mix of each Fund as of April 30, 2008.

We are actively working to invest the Funds’ cash reserves in investments that we believe have better than average prospects of building value for shareholders over the long-term.

Long-Term Perspective

We approach the investment process on a long-term basis. While daily events will regularly grab the headlines, our primary focus is on capturing good value for each investment dollar and allowing sufficient time, typically one- to three-years, for that value to become more fully realized in the marketplace. Since the valuation accorded common stocks and some bonds is often driven more by emotions of the day rather than by fundamentals, we expect to be particularly active in evaluating securities that for one reason or another may have fallen out of favor with investors or have simply been overlooked but have the potential for above average long-term returns.

A MESSAGE TO OUR SHAREHOLDERS

History has quite clearly shown that in the life of almost every common stock, there have been numerous opportunities to acquire a company’s shares at a meaningful discount to the real intrinsic value of the business. For those having a reasonable degree of patience and a willingness to do their homework, the market is constantly offering good investment opportunities.

Performance Update

Please refer to page 5 for the Flag Investors—Equity Opportunity Fund’s (“EOF”) (A Shares) performance returns. EOF’s return reflects the extraordinary and difficult market environment since the latter part of 2007. The turmoil in the financial markets has been the primary factor in the Fund’s performance. The discovery of major subprime credit problems led to a contagion, which spread through various segments of the credit markets and resulted in declining prices for many financial stocks. The problems expanded from the mortgage lenders to companies exposed to mortgages through fixed income investments such as CDOs (Collateralized Debt Obligations) and SIVs (Structured Investment Vehicle) to companies dependent upon the “securitization” process for funding. This created a significant liquidity crisis for companies with no exposure to the original problem of mortgages, such as student loan companies. The financial sector of the S&P 500 fell 19% for the six-months ended April 30 and was the worst performing sector in the S&P index. We hope that shareholders aren’t too discouraged by the performance of EOF’s financial holdings and their impact on the Fund’s returns. It has been our experience in managing portfolios over many years that subsequent recoveries in financial stocks can be quite strong following periods of underperformance.

On a more positive note, EOF’s return was more than 60 basis points higher the return of the S&P 500 Index for the month of April. While it may be too soon to assume that the financial distress is behind us, we are optimistic that the worst may be over. There has been a significant reduction in the benchmark federal funds rate, an expansion of Federal Reserve Bank’s (“Fed”) lending to banks and securities firms, and a belated easing in excess capital requirements applied to Fannie Mae and Freddie Mac; Government Sponsored Enterprises (GSE’s) now have room to buy mortgage securities, instead of sitting on the sidelines when portfolio investment return opportunities are historically large. Ironically, the deepening of the crisis may have brought enough policy response to finally sustain improvement. Perhaps the actions by the Fed in March to protect Bear Stearns from failing marked the beginning of a recovery in financial securities. At present, investors remain concerned about the length and depth of a U.S. consumer recession exacerbated by falling housing values and high oil prices. The stock market, however tends to be a discounting mechanism as well as a leading indicator and typically begins to rise before the evidence of an economic upturn is obvious.

A MESSAGE TO OUR SHAREHOLDERS

The decline in the stock market in the six-month period has presented the EOF with the opportunity to acquire the shares of many companies at a discount to their intrinsic value. We attempt to take advantage of the short-term fluctuations in stock prices to invest in above-average businesses with good long-term return potential. EOF’s top ten holdings with the companies’ price/earnings ratios and earnings growth rates are presented in the table below:

10 Largest Equity Opportunity Fund Holdings as of 4/30/08
	Cost	Market Value	Weight	2009 P/E*	EPS 3 YR Growth Rate**
Mastercard, Inc., Class A	$498,408	$1,057,008	5.4%	29.8	34.6
NII Holdings, Inc.	$838,368	$750,136	3.9%	12.0	31.8
Coventry Health Care, Inc.	$746,720	$715,680	3.7%	9.1	14.9
Wellpoint, Inc.	$884,940	$696,500	3.6%	8.0	15.3
SBA Communications Corp., Class A	$584,600	$646,800	3.3%	16.2	N/M
Kinder Morgan Management, LLC	$563,488	$639,404	3.3%	15.0	N/M
Burlington Northern Sante Fe Corp.	$471,764	$605,045	3.1%	14.9	19.3
Magellan Midstream Holdings, LP	$585,360	$595,200	3.1%	17.6	25.4
America Movil SAB de CV, ADR	$544,104	$573,804	2.9%	13.4	55.4
Comcast Corp., Class A	$594,550	$531,217	2.7%	18.8	37.9

	$6,312,302	$6,810,794	35.0%

*	P/E—Price-to-Earnings ratio
**	EPS—Earnings Per Share

MasterCard and Visa, the electronic payment network companies, were both strong contributors to EOF’s results as investors recognized the superior financial characteristics of these businesses and rewarded the stocks with higher valuations. Additionally, Burlington Northern, the railroad, and Kinder Morgan Management, LLC, the energy pipeline and storage company, were also large contributors as both companies posted strong quarterly earnings results. We consider these investments to be core holdings of the Fund because of their superior business fundamentals.

The largest detractor to results was First Marblehead, a securitizer and servicer of higher education student loans, as the securitization market upon which they depended was severely impacted by the credit crisis. We have since eliminated the shares in the fund given the deterioration in the company’s prospects. The second largest negative contributor Wellpoint, the managed care provider, declined as the company’s earnings fell short of investors’ expectations. We believe that in time, the very capable management team at Wellpoint will restore investors’ confidence.

Please refer to page 5 for the Flag Investors—Income Opportunity Fund’s (“IOF”) (A Shares) performance returns. During the credit market turmoil described earlier, investors fled to the safety of U.S. Treasury securities and the yield spreads widened for corporate bonds thereby causing their prices to fall. Recently, there has been improvement in the corporate bond markets and the bond holdings in IOF have increased in value since the end of March. In April, IOF’s return was over 400

A MESSAGE TO OUR SHAREHOLDERS

basis points higher than the benchmark’s. We would note that we took advantage of the wider bond spreads and added bonds to the portfolio with very attractive yields.

IOF’s largest holdings and diversification by credit rating are as follows:

10 Largest Income Opportunity Fund Holdings as of 4/30/08					Income Opportunity Portfolio Diversification (Credit Rating)
	Cost	Market Value	YTM**	Weight
Americredit 8.5% due 7/1/15	$259,190	$234,000	14.0	7.4%	AA	3.7%
Blyth Industries 5.50% due 11/1/13	$215,180	$208,750	7.6	6.6%	BBB	5.4%
Magellan Midstream Holdings*	$161,810	$173,600	N/A	5.5%	BB	43.1%
Anixter 5.95% due 3/1/15	$175,240	$168,390	8.0	5.3%	B	34.9%
Autonation 7% due 4/15/14	$142,875	$141,375	8.3	4.4%	Common Stock	12.9%
USG 7.75% due 1/15/18	$144,625	$135,750	9.5	4.3%
Seagate 6.8% due 10/1/16	$120,370	$120,000	7.4	3.8%
Omnicare Inc. 6.875% due 12/15/15	$116,750	$114,690	8.4	3.6%
Leucadia National 7.125% due 3/15/17	$112,615	$110,400	7.2	3.5%
Tenneco Inc. 8.125% due 11/15/15	$100,000	$103,000	7.7	3.2%

	$1,548,655	$1,509,955		47.5%

*	Common stock
**	Yield to Maturity. As a common stock, Magellan Midstream Holdings has no maturity, and therefore no Yield to Maturity.

Closing Comments

In the last few months, ABIM has focused closely on refining our investment process. Our investment mission is to invest for superior return without running risks of significant loss of capital. We are determined to avoid significant loss of capital by better defining our strike zone to exclude undesirable traits like high leverage, business complexity and management hubris. We’ve made some great investments but a common denominator of some painful ones has been the acceptance of a negative trait if an investment was ‘cheap’ enough. We expect the higher standard that we are implementing by narrowing our strike zone to improve our future results.

We are committed to our value-oriented investment approach; it has worked well over many years. The best investment opportunities are often found in times of pessimism and uncertainty. We are optimistic that the present near-term worries will resolve themselves in favor of the long-term potential of your investment in the Fund.

As a reminder, we are the advisors of your Funds, but we hope that you view us more as partners. First, we view ourselves as partners with you and we intend to maintain personally meaningful investments in the Funds. We do not intend to do anything with your money that we would not do with our own.

A MESSAGE TO OUR SHAREHOLDERS

On May 5, Hutch Vernon and Nina Yudell joined the Funds as co-portfolio managers. Having an experienced investment team responsible for the management of your Funds should enhance their future success. Thank you for your interest and support.

Respectfully submitted,

Hobart C. Buppert, II

R. Hutchings Vernon

Nina K. Yudell

Performance as of 4/30/08	6 month	1 year	Since Inception (11/30/06)
Flag Investors—Equity Opportunity Inst.	(16.87)%	(17.90)%	(9.83)%
Flag Investors—Equity Opportunity Class A*	(17.03)%	(18.13)%	(14.07)%
S&P 500	(9.64)%	(4.68)%	1.12%
* The inception date for the class A shares is 1/24/07

Flag Investors—Income Opportunity Inst.	(8.62)%	(9.95)%	(3.83)%
Flag Investors—Income Opportunity Class A**	(8.66)%	(10.03)%	(5.19)%
Lehman Bros. Int/Gov’t Credit Index	4.45%	7.56%	6.52%
** The inception date for the class A shares is 1/31/07

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (888) 767-3524. As stated in the current prospectus, the Funds’ annual operating expense ratio (gross) for the previous fiscal year was 12.67% and 21.92% for A Shares of EOF and IOF, respectively. However, the Fund’s adviser has contractually agreed to waive a portion of its fees and/or reimburse certain expenses through November 30, 2008, to limit total annual fund operating expenses to 1.35% and 1.10% for A Shares of EOF and IOF, respectively.

You should consider the investment objectives, risk, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund and may be obtained by calling (888) 767-3524 or visiting the website at www.flaginvestorsfunds.com. Please read it carefully before you invest.

FLAG INVESTORS EQUITY OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS

APRIL 30, 2008

Shares	Security Description	Value
Common Stock — 84.2%
Consumer Discretionary — 14.5%
20,150	American Eagle Outfitters, Inc.	$370,156
3,000	AutoNation, Inc.(a)	48,030
15,000	Carmax, Inc.(a)	311,250
25,850	Comcast Corp., Class A	531,217
20,600	Lowe’s Cos., Inc.	518,914
10,000	Pool Corp.	218,300
5,200	RH Donnelley Corp.(a)	24,908
16,000	Staples, Inc.	347,200
9,300	TJX Cos., Inc.	299,646
10,000	WABCO Holdings, Inc.	477,600
6,000	Walt Disney Co.	194,580

		3,341,801

Consumer Staples — 1.6%
5,100	Costco Wholesale Corp.	363,375

Energy — 7.6%
2,500	Devon Energy Corp.	283,500
11,732	Kinder Morgan Management, LLC(a)	639,404
24,000	Magellan Midstream Holdings, LP	595,200
3,000	Occidental Petroleum Corp.	249,630

		1,767,734

Financials — 19.7%
9,000	American Express Co.	432,180
24,800	AmeriCredit Corp.(a)	346,208
100	Berkshire Hathaway, Inc., Class B(a)	445,700
9,000	Capital One Financial Corp.	477,000
6,200	Citigroup, Inc.	156,674
20,000	Fifth Third Bancorp.	428,600
6,500	First American Corp.	213,200
37,550	First Marblehead Corp.	138,935
5,500	Freddie Mac	137,005
5,000	M&T Bank Corp.	466,150
12,000	Moody’s Corp.	443,520
5,900	Prudential Financial, Inc.	446,689

Shares	Security Description	Value
Financials, continued
14,300	Wells Fargo & Co.	$425,425

		4,557,286

Health Care — 11.6%
16,000	Coventry Health Care, Inc.(a)	715,680
850	Covidien, Ltd.	39,687
2,100	Johnson & Johnson	140,889
6,000	Laboratory Corp. of America Holdings(a)	453,720
5,000	Merck & Co., Inc.	190,200
10,800	Omnicare, Inc.	219,781
7,100	UnitedHealth Group, Inc.	231,673
14,000	WellPoint, Inc.(a)	696,500

		2,688,130

Industrials — 10.1%
5,900	Burlington Northern Santa Fe Corp.	605,045
8,700	Canadian National Railway Co.	455,793
4,000	Danaher Corp.	312,080
6,400	General Electric Co.	209,280
6,500	Gol Linhas Aereas Inteligentes SA, ADR	105,625
7,800	Ryanair Holdings PLC, ADR(a)	211,458
850	Tyco International, Ltd.	39,772
5,300	United Technologies Corp.	384,091

		2,323,144

Information Technology — 8.6%
6,100	Hewlett-Packard Co.	282,735
800	IBM Corp.	96,560
3,800	Mastercard, Inc., Class A	1,057,008
7,100	Redecard SA, GDR(b)	260,119
850	Tyco Electronics, Ltd.	31,798
3,000	Visa, Inc., Class A(a)	250,350

		1,978,570

Telecommunications — 10.5%
9,900	America Movil SAB de CV, ADR	573,804

See Notes to Financial Statements.

FLAG INVESTORS EQUITY OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS

APRIL 30, 2008

Shares	Security Description	Value
Telecommunications, continued
4,300	Millicom International Cellular SA(a)	$464,443
16,400	NII Holdings, Inc.(a)	750,136
20,000	SBA Communications Corp., Class A(a)	646,800

		2,435,183

Value
Total Common Stock (Cost $20,553,288)	$19,455,223

Total Investments — 84.2% (Cost $20,553,288)*	$19,455,223
Other Assets & Liabilities, Net — 15.8%	3,658,539

NET ASSETS — 100.0%	$23,113,762

(a)	Non-income producing security
(b)	Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $260,119 or 1.1% of net assets.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
PLC	Public Limited Company

*	Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$1,542,356
Gross Unrealized Depreciation	(2,640,421)

Net Unrealized Appreciation (Depreciation)	$(1,098,065)

PORTFOLIO HOLDINGS

% of Net Assets

See Notes to Financial Statements.

FLAG INVESTORS INCOME OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS

APRIL 30, 2008

Principal	Security Description	Rate	Maturity	Value
Corporate Bonds — 74.0%
Consumer Discretionary — 24.6%
$150,000	AutoNation, Inc.	7.000%	04/15/14	$141,375
250,000	Blyth, Inc.	5.500	11/01/13	208,750
125,000	Clear Channel Communications, Inc.	5.500	09/15/14	86,983
125,000	GMAC, LLC	6.875	08/28/12	99,254
50,000	MGM Mirage	6.625	07/15/15	43,875
50,000	Penske Auto Group, Inc.	7.750	12/15/16	45,750
50,000	RH Donnelley Corp.	6.875	01/15/13	32,250
50,000	RH Donnelley Corp.(b)	8.875	10/15/17	32,500
100,000	Tenneco, Inc.(b)	8.125	11/15/15	103,000

				793,737

Consumer Staples — 1.5%
50,000	Smithfield Foods, Inc.	7.750	07/01/17	49,875

Financial — 19.3%
300,000	AmeriCredit Corp.(b)	8.500	07/01/15	234,000
100,000	International Lease Finance Corp.	6.375	03/25/13	101,462
115,000	Leucadia National Corp.	7.125	03/15/17	110,400
100,000	Leucadia National Corp.	8.125	09/15/15	102,500
100,000	Realogy Corp.(b)	10.500	04/15/14	74,000

				622,362

Health Care — 6.6%
50,000	Elan Finance Corp. PLC(c)	7.065	11/15/11	47,000
50,000	Laboratory Corp. of America Holdings	5.500	02/01/13	49,554
125,000	Omnicare, Inc.	6.875	12/15/15	114,688

				211,242

Industrials — 13.1%
105,000	Icahn Enterprises, LP(b)	7.125	02/15/13	98,438

Principal	Security Description	Rate	Maturity	Value
Industrials, continued
$100,000	Park-Ohio Industries, Inc.	8.375%	11/15/14	$86,625
150,000	USG Corp.	8.000	01/15/18	135,750
100,000	Wabtec Corp.	6.875	07/31/13	99,250

				420,063

Information Technology — 8.9%
190,000	Anixter, Inc.	5.950	03/01/15	168,388
125,000	Seagate Technology HDD Holdings	6.800	10/01/16	120,000

				288,388

Total Corporate Bonds (Cost $2,534,211)				2,385,667

Shares
Common Stock — 10.9%
Energy — 5.4%
7,000	Magellan Midstream Holdings, LP			173,600

Financials — 2.7%
700	Bank of America Corp.			26,278
1,000	Citigroup, Inc.			25,270
1,000	Fifth Third Bancorp			21,430
4,000	First Marblehead Corp.			14,800

				87,778

Telecommunications — 2.8%
2,000	NII Holdings, Inc.(a)			91,480

Total Common Stock (Cost $459,164)				352,858

Total Investments — 84.9% (Cost $2,993,375)*				$2,738,525
Other Assets & Liabilities, Net — 15.1%				486,646

NET ASSETS — 100.0%				$3,225,171

See Notes to Financial Statements.

FLAG INVESTORS INCOME OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS

APRIL 30, 2008

(a)	Non-income producing security.
(b)	Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $541,938 or 16.8% of net assets.
(c)	Variable rate security.

PLC	Public Limited Company

*	Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$21,997
Gross Unrealized Depreciation	(276,847)

Net Unrealized Appreciation (Depreciation)	$(254,850)

PORTFOLIO HOLDINGS

% of Net Assets

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

APRIL 30, 2008

	FLAG INVESTORS EQUITY OPPORTUNITY FUND	FLAG INVESTORS INCOME OPPORTUNITY FUND
ASSETS
Investments
Investments, at cost	$20,553,288	$2,993,375
Net unrealized appreciation (depreciation)	(1,098,065)	(254,850)

Total investments, at value	19,455,223	2,738,525
Cash	3,439,134	304,607
Receivables:
Shares sold	290,000	131,879
Interest and dividends	9,971	48,932
Expense reimbursement from adviser	10,902	—
Prepaid expenses	16,544	16,629

Total Assets	23,221,774	3,240,572

LIABILITIES
Payables:
Securities purchased	85,385	—
Accrued Liabilities:
Compliance services fees	439	—
Trustees’ fees and expenses	12	—
Distribution fees	283	117
Other expenses	21,893	15,284

Total Liabilities	108,012	15,401

NET ASSETS	$23,113,762	$3,225,171

COMPONENTS OF NET ASSETS
Paid-in capital	$24,979,800	$3,517,696
Undistributed (distributions in excess of) net investment income	(27,472)	2,483
Accumulated net realized gain (loss)	(740,501)	(40,158)
Unrealized appreciation (depreciation) on investments	(1,098,065)	(254,850)

NET ASSETS	$23,113,762	$3,225,171

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
A Shares:
Net assets	$1,471,505	$604,996
Shares outstanding	171,620	69,567
Net asset value per share	$8.57	$8.70
Maximum offering price per share	$9.00	$9.04
Institutional Shares:
Net assets	$21,642,257	$2,620,175
Shares outstanding	2,527,788	300,086
Net asset value per share	$8.56	$8.73

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS

PERIOD ENDED APRIL 30, 2008

	FLAG INVESTORS EQUITY OPPORTUNITY FUND	FLAG INVESTORS INCOME OPPORTUNITY FUND
INVESTMENT INCOME
Dividend income (net foreign withholding taxes of $791 and $58, respectively)	$94,785	$4,143
Interest income	19,181	92,838

Total Investment Income	113,966	96,981

EXPENSES
Investment adviser fees	62,010	8,004
Administrator fees	96,087	17,571
Distribution fees
A Shares	1,078	584
Transfer agent fees
A Shares	306	156
Institutional Shares	666	266
Custodian fees	3,100	1,498
Accountant fees	10,615	8,004
Registration fees	8,652	6,392
Professional fees	19,618	15,299
Trustees’ fees and expenses	255	47
Reporting expenses	7,339	1,469
Compliance services fees	10,950	3,266
Offering costs	3,889	3,840
Miscellaneous expenses	3,480	3,164

Total Expenses	228,045	69,560
Fees waived and expenses reimbursed	(146,721)	(57,635)

Net Expenses	81,324	11,925

NET INVESTMENT INCOME (LOSS)	32,642	85,056

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	(740,490)	(32,638)
Net change in unrealized appreciation (depreciation) on investments	(1,181,508)	(257,471)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(1,921,998)	(290,109)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,889,356)	$(205,053)

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

FROM NOVEMBER 30, 2006 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 2007 AND THE PERIOD ENDED APRIL 30, 2008

	FLAG INVESTORS EQUITY OPPORTUNITY FUND		FLAG INVESTORS INCOME OPPORTUNITY FUND
		SHARES		SHARES
OPERATIONS
Net investment income (loss)	$5,619		$80,797
Net realized gain (loss) on investments	38,960		(1,412)
Net change in unrealized appreciation (depreciation) on investments	83,443		2,621

Increase (Decrease) in Net Assets from Operations	128,022		82,006

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
A Shares	—		(9,608)
Institutional Shares	(3,318)		(53,135)

Total Distributions To Shareholders	(3,318)		(62,743)

CAPITAL SHARE TRANSACTIONS
Sale of Shares:
A Shares	960,685	91,846	607,533	61,195
Institutional Shares	12,880,944	1,253,619	2,127,758	215,672
Reinvestment of distributions:
A Shares	—	—	8,086	809
Institutional Shares	3,318	325	53,135	5,272
Redemption of shares:
A Shares	(38)	(4)	(174,337)	(17,592)
Institutional Shares	(21,010)	(2,019)	(60)	(6)

Increase (Decrease) From Capital Transactions	13,823,899	1,343,767	2,622,115	265,350

Increase (Decrease) in Net Assets	13,948,603		2,641,378

NET ASSETS OCTOBER 31, 2007 (Including line (a))	$13,948,603		$2,641,378

Net investment income (loss)	32,642		85,056
Net realized gain (loss) on investments	(740,490)		(32,638)
Net change in unrealized appreciation (depreciation) on investments	(1,181,508)		(257,471)

Increase (Decrease) in Net Assets from Operations	(1,889,356)		(205,053)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
A Shares	(53)		(17,266)
Institutional Shares	(63,543)		(85,358)
Net realized gains:
A Shares	(1,900)		(1,113)
Institutional Shares	(37,071)		(4,995)

Total Distributions To Shareholders	(102,567)		(108,732)

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

FROM NOVEMBER 30, 2006 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 2007 AND THE PERIOD ENDED APRIL 30, 2008 (CONTINUED)

	FLAG INVESTORS EQUITY OPPORTUNITY FUND		FLAG INVESTORS INCOME OPPORTUNITY FUND
		SHARES		SHARES
CAPITAL SHARE TRANSACTIONS
Sale of Shares:
A Shares	911,347	109,142	203,271	23,419
Institutional Shares	10,663,876	1,291,554	1,087,129	126,613
Reinvestment of distributions:
A Shares	53	6	15,332	1,736
Institutional Shares	63,543	6,689	90,353	10,233
Redemption of shares:
A Shares	(280,064)	(29,370)	—	—
Institutional Shares	(201,673)	(22,380)	(498,507)	(57,698)

Increase (Decrease) From Capital Transactions	11,157,082	1,355,641	897,578	104,303

Increase (Decrease) in Net Assets	9,165,159		583,793

NET ASSETS APRIL 30, 2008 (Including line (b))	$23,113,762		$3,225,171

(a) Accumulated undistributed (distributions in excess of) net investment income, October 31, 2007	$3,482		$20,051

(b) Accumulated undistributed (distributions in excess of) net investment income, April 30, 2008	$(27,472)		$2,483

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

	Selected Data For A Single Share
	Net Asset Value Beginning of Period	Net Investment Income (Loss) (b)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Distributions			Net Asset Value End of Period
					from Net Investment Income	from Net Realized Gains	Total Distributions to Shareholders
FLAG INVESTORS—EQUITY OPPORTUNITY FUND

A Shares
Six months ended April 30, 2008	$10.36	0.01	(1.77)	(1.76)	—	(0.03)	(0.03)	$8.57
January 24, 2007 (e) through October 31, 2007	10.41	(0.02)	(0.03)	(0.05)	—	—	—	10.36

Institutional Shares
Six months ended April 30, 2008	10.38	0.02	(1.77)	(1.75)	(0.05)	(0.02)	(0.07)	8.56
November 30, 2006 (e) through October 31, 2007	10.00	0.01	0.38	0.39	(0.01)	—	(0.01)	10.38
FLAG INVESTORS—INCOME OPPORTUNITY FUND

A Shares
Six months ended April 30, 2008	$9.92	0.27	(1.13)	(0.86)	(0.34)	(0.02)	(0.36)	$8.70
January 24, 2007 (e) through October 31, 2007	10.05	0.52	(0.28)	0.24	(0.37)	—	(0.37)	9.92

Institutional Shares
Six months ended April 30, 2008	9.96	0.28	(1.14)	(0.86)	(0.35)	(0.02)	(0.37)	8.73
November 30, 2006 (e) through October 31, 2007	10.00	0.53	(0.17)	0.36	(0.40)	—	(0.40)	9.96

(a)	Annualized for periods less than one year.
(b)	Calculated based on average share outstanding during the period.
(c)	Not annualized for periods less than one year.
(d)	Reflects the expense ratio excluding any waivers.
(e)	Commencement of operations.
(f)	Total return excludes the effect of applicable sales load.

See Notes to Financial Statements.

Ratios/Supplemental Data
Total Return (c)		Net Assets at End of Period (000’s Omitted)	Ratios to Average Net Assets (a)			Portfolio Turnover Rate (c)
			Net Investment Income (Loss)	Net Expenses	Gross Expenses (d)

(17.03	)%(f)	$1,472	0.29%	1.35%	4.28%	4%
(0.48	)%(f)	951	(0.17)%	1.35%	12.67%	19%

(16.87)%		21,642	0.46%	1.10%	3.06%	4%
3.93%		12,997	0.12%	1.10%	5.06%	19%

(8.66	)%(f)	$605	6.18%	1.10%	6.50%	46%
2.35	%(f)	440	5.72%	1.10%	21.92%	247%

(8.62)%		2,620	6.42%	0.85%	4.95%	46%
3.55%		2,201	5.80%	0.85%	10.15%	247%

NOTES TO FINANCIALS

APRIL 30, 2008

Note 1. Organization

The Flag Investors—Equity Opportunity Fund and Flag Investors—Income Opportunity Fund (individually, a “Fund” and, collectively, the “Funds”), are each a diversified series of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. The Trust currently has twenty-nine investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund’s shares of beneficial interest without par value. Each Fund currently offers two classes of shares: A Shares and Institutional Shares. A Shares commenced operations on January 24, 2007 and Institutional Shares commenced operations on November 30, 2006. Flag Investors Equity Opportunity Fund seeks to achieve long-term growth of capital. Flag Investors Income Opportunity Fund seeks to provide a high level of current income, and secondarily, total return.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Funds:

Security Valuation–Exchange traded securities and over-the-counter securities are valued using the last quoted sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale at the mean of the current bid and asked prices provided by independent pricing services. Debt securities may be valued at prices supplied by a Funds’ pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Short-term investments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust’s Board of Trustees (the “Board”) if (1) market quotations are insufficient or not readily available or (2) the Adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value (“NAV”) than a NAV determined by using market quotes.

Security Transactions, Investment Income and Realized Gain and Loss–Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the

NOTES TO FINANCIALS

APRIL 30, 2008

existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium and discount is amortized and accreted in accordance with generally accepted accounting principles. Identified cost of investments sold is used to determine the gain and loss for both financial statement and Federal income tax purposes.

Foreign Currency–Foreign currency amounts are translated into US dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

The Funds may enter into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Fund entering into offsetting commitments. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Restricted Securities–The Funds may invest in securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Restricted securities may be resold in transactions that are exempt from registration under the Federal securities laws or if the securities are registered to the public. The sale or other disposition of these securities may involve additional expenses and the prompt sale of these securities at an acceptable price may be difficult. Information regarding restricted securities held by each Fund is included in the Schedule of Investments, if applicable.

Distributions to Shareholders–Distributions to shareholders of net investment income and net capital gains, for the Flag Investors—Equity Opportunity Fund, if any are declared and paid at least annually. Distributions to shareholders of net investment income for the Flag Investors—Income Opportunity Fund, if any, are declared and paid at least quarterly. Distributions to shareholders of net capital gains for the Flag Investors—Income Opportunity Fund, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Funds, timing differences and differing characterizations of distributions made by the Funds.

Federal Taxes–The Funds intend to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by

NOTES TO FINANCIALS

APRIL 30, 2008

distributing in each calendar year substantially all their net investment income and capital gains, if any, the Funds will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

Income and Expense Allocation–The Trust accounts separately for the assets, liabilities and operations of each of its series. Expenses that are directly attributable to more than one series are allocated among the respective series in an equitable manner.

Each Fund’s class specific expenses are charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class’ respective net assets to the total net assets of the Fund.

Offering Costs–Offering costs for each Fund of $46,198 and $46,124 for Flag Investors—Equity Opportunity Fund and Flag Investors—Income Opportunity Fund respectively, consist of fees related to the mailing and printing of the initial prospectus, certain startup legal costs, and initial registration filings. Such costs are amortized over a twelve-month period beginning with the commencement of operations of the Fund. Offering costs expensed for the period ended April 30, 2008 were $3,889 and $3,840 for the Flag Investors Equity Opportunity Fund and the Flag Investors Income Opportunity Fund, respectively.

New Accounting Pronouncements–In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, “Accounting for Income Taxes”. This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management has concluded that as of October 31, 2007, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s Federal tax returns filed in the 3-year period ended October 31, 2007 remains subject to examination by the Internal Revenue Service.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 Fair Value Measurements (“SFAS 157”), which is effective for fiscal years beginning after November 15, 2007 and for interim periods within those fiscal years. SFAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Funds’ financial statement disclosures.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”), was issued and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires

NOTES TO FINANCIALS

APRIL 30, 2008

enhanced disclosures about the Fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the Fund’s results of operations and financial position. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statement disclosures.

Note 3. Advisory Fees and Other Transactions

Investment Adviser–Alex. Brown Investment Management is the investment adviser (the “Advisor”) to the Funds. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Funds at an annual rate of 0.85% for the first $100 million, 0.75% of the next $400 million, and 0.65% of the remaining of the Flag Investors—Equity Opportunity Fund average daily net assets, and 0.60% for the first $100 million, 0.55% of the next $400 million, and 0.50% of the remaining of the Flag Investors—Income Opportunity Fund average daily net assets.

Distribution–Foreside Fund Services, LLC is the Funds’ distributor (the “Distributor”). The Distributor is not affiliated with the Adviser, Citigroup Fund Services, LLC (“Citi”) or its affiliated companies. The Funds have adopted a distribution plan for A shares of the Fund in accordance with Rule 12b-1 of the 1940 Act. Each Fund pays the Distributor and any other entity as authorized by the Board a fee of 0.25% of the average daily net assets of A shares.

For the period ended April 30, 2008, the Distributor received $1,212 of the front-end sales charges assessed on the sale of A shares of Flag Investors—Equity Opportunity Fund. For the period ended April 30, 2008, the Distributor did not retain any contingent deferred sales charge assessed on redemptions of A shares for the Flag Investors—Equity Opportunity Fund and the Flag Investors Income Opportunity Fund.

Other Services Providers–Citi provides administration, portfolio accounting, and transfer agency services to the Funds. Certain employees of Citi are also officers of the Trust.

Foreside Compliance Services, LLC (“FCS”), an affiliate of the Distributor, provides a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and Anti-Money Laundering Officer as well as certain additional compliance support functions to the Funds. FCS has no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds. Certain officers or employees of FCS are also officers of the Trust. The Principal Executive Officer is an affiliate of the Distributor due to his ownership interest in the Distributor.

Pursuant to Board approval, beginning on June 2, 2008, as to fund accounting and fund administration, and on June 16, 2008, as to transfer agency, Atlantic Fund Administration, LLC (“Atlantic”) will replace Citi as the provider of those services to the Fund. Beginning June 1, 2008, Atlantic will replace FCS as a provider of officers and compliance support services to the Fund. In connection with these changes in service providers, resignations of the Trust’s existing officers, who have been provided to the Trust pursuant to agreements with Citi and FCS, will become effective and the existing officers will be replaced by officers provided by Atlantic.

Note 4. Expense Reimbursements and Fees Waived

The Advisor contractually agreed to waive a portion of its fees and reimburse certain expenses through November 30, 2008 to limit total annual operating expenses to 1.35% for A Shares and 1.10% for

NOTES TO FINANCIALS

APRIL 30, 2008

Institutional Shares, of the average daily net assets of each respective class of the Flag Investors—Equity Opportunity Fund. The Advisor also contractually agreed to waive a portion of its fees and reimburse certain expenses through November 30, 2008 to limit total annual operating expenses to 1.10% for A Shares and 0.85% for Institutional Shares of average daily net assets of each respective class of the Flag Investors—Income Opportunity Fund. For the period ended April 30, 2008, fees waived and reimbursed were as follows:

	Investment Adviser Waived/Reimbursed	Other Waivers	Total Fees Waived And Reimbursed
Flag Investors—Equity Opportunity Fund	$110,583	$36,138	$146,721
Flag Investors—Income Opportunity Fund	47,302	10,333	57,635

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments, respectively, for the period ended April 30, 2008, were as follows:

	Purchases	Sales
Flag Investors—Equity Opportunity Fund	$8,291,408	$549,942
Flag Investors—Income Opportunity Fund	1,607,589	1,141,511

Note 6. Federal Income Tax and Investment Transactions

As of October 31, 2007, distributable earnings (accumulated loss) on a tax basis were as follows:

	Undistributed Ordinary Income	Unrealized Appreciation (Depreciation)	Total
Flag Investors—Equity Opportunity Fund	$64,242	$83,443	$147,685
Flag Investors—Income Opportunity Fund	49,478	(4,899)	44,579

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to deferred audit fees and wash sale losses.

Note 7. Other Information

On April 30, 2008, shareholders owning more than 10% of the outstanding shares of each class of each Fund are as follows:

Fund Name	Number of Individual Shareholders	% of Class Owned
Flag Investors—Equity Opportunity Fund—A Shares	4	96%
Flag Investors—Equity Opportunity Fund—Institutional Shares	2	91%
Flag Investors—Income Opportunity Fund—A Shares	3	99%
Flag Investors—Income Opportunity Fund—Institutional Shares	1	90%

Note 8. Subsequent Events

Effective June 2, 2008, as to fund accounting and fund administration, and on June 16, 2008, as to transfer agency, Atlantic Fund Administration, LLC (“Atlantic”) replaced Citi as the provider of those services to the Fund. Beginning June 1, 2008, Atlantic replaced FCS as a provider of officers and compliance support services to the Fund. In connection with these changes in service providers, resignations of the Trust’s existing officers have been provided to the Trust and have become effective pursuant to agreements with Citi and FCS. The existing officers were replaced by officers provided by Atlantic.

ADDITIONAL INFORMATION (Unaudited)

APRIL 30, 2008

Proxy Voting Information

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolio is available, without charge and upon request, by calling (888) 767-3524 and on the SEC’s website at www.sec.gov. The Funds’ proxy voting records for the period of November 30, 2006 through June 30, 2007 is available, without charge and upon request, by calling (888) 767-3524 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments on certain classes, and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from November 1, 2007 through April 30, 2008.

Actual Expenses–The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes–The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) for certain share classes, redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and

ADDITIONAL INFORMATION (Unaudited)

APRIL 30, 2008

will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs had been included, your costs would have been higher.

	Beginning Account Value November 1, 2007	Ending Account Value April 30, 2008	Expenses Paid During Period*	Annualized Expense Ratio*
Flag Investors—Equity Opportunity Fund
A Shares
Actual Return	$1,000.00	$829.74	$6.14	1.35%
Hypothetical Return	$1,000.00	$1,018.15	$6.77	1.35%
Institutional Shares
Actual Return	$1,000.00	$831.29	$5.01	1.10%
Hypothetical Return	$1,000.00	$1,019.39	$5.52	1.10%
Flag Investors—Income Opportunity Fund
A Shares
Actual Return	$1,000.00	$913.38	$5.23	1.10%
Hypothetical Return	$1,000.00	$1,019.39	$5.52	1.10%
Institutional Shares
Actual Return	$1,000.00	$913.85	$4.04	0.85%
Hypothetical Return	$1,000.00	$1,020.64	$4.27	0.85%

*	Expenses are equal to the Funds’ annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year divided by 366 to reflect the half-year period.

FOR MORE INFORMATION

INVESTMENT ADVISOR

Alex. Brown Investment Management

1 South Street

Baltimore, MD 21202

www.FlagInvestorsFunds.com

TRANSFER AGENT

Atlantic Fund Administration, LLC

P.O. Box 588

Portland, ME 04112

(888) 767-FLAG (3524) (toll free)

DISTRIBUTOR

Foreside Fund Services, LLC

Two Portland Square, 1st Floor

Portland, ME 04101

www.foresides.com

SEMI-ANNUAL REPORT

(UNAUDITED)

EQUITY OPPORTUNITY FUND

INCOME OPPORTUNITY FUND

Flag Investors Funds

P.O. Box 588

Portland, ME 04112

888-767-FLAG (3524) (toll free)

233 – sar – 0408

EXPERIENCE. COMMITMENT. OPPORTUNITY.

FOUNTAINHEAD SPECIAL VALUE FUND

Semi-Annual Report

April 30, 2008

(Unaudited)

A Message to Our Shareholders	1

Performance Chart and Analysis	5

Schedule of Investments	6

Statement of Assets and Liabilities	8

Statement of Operations	9

Statements of Changes in Net Assets	10

Financial Highlights	11

Notes to Financial Statements	12

Additional Information	16

FOUNTAINHEAD SPECIAL VALUE FUND

A MESSAGE TO OUR SHAREHOLDERS

APRIL 30, 2008

For the six months ended 4/30/08, the Fountainhead Special Value Fund (the “Fund”) (KINGX) returned -23.37%, underperforming its benchmark index, the Russell 2500 Index, which returned -10.90%. The Fund’s underperformance was largely due to exposure in selected financial stocks. For the period ended 4/30/08, the Fund’s 1-year, 5-year, and 10-year average annual returns were -31.53%, 8.91%, and 3.00%, respectively. (Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (800) 868-9535. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 2.43%. However, the Adviser has contractually agreed to waive a portion of its fees and reimburse certain expenses through February 28, 2009, to limit Total Annual Fund Operating Expenses to 1.50%. Shares held less than 180 days will be subject to a 1.00% redemption fee.)

The last six months have been difficult ones for the financial markets as highlighted by the collapse of Bear Stearns in March. The Fund experienced mixed results during the first half of our fiscal period, but we remain optimistic about our holdings and about the opportunities that we currently see in the market. To highlight a few of our successes during the six months ended 4/30/2008, Accenture, an informational technology/consulting firm, rose 10.3% over the six months ended 4/30/08, while PharMerica, an institutional pharmacy rose 9.4% over the time period it was held by the Fund (12/12/07 through 4/9/2008).

On the flip side, performance over the six-month period was hindered by some of the Fund’s financial stocks. CompuCredit declined 60% from 10/31/07 until its sale in January 2008. CIT Group Inc., Sallie Mae, and First Marblehead were also sold at losses. All of these holdings were adversely affected by the credit crunch precipitated by the deterioration in the housing market. First Mercury Financial Group, Tower Group, and Fidelity National Information Services also declined over the six-month period, but we believe that these stocks possess solid fundamentals, are trading at single digit price to earnings (P/E) ratios and could recover nicely over the next year. As a result, we continue to hold them in the Fund.

Outside of the financial area, BancTec, a private placement, declined 56% during the period, and Avis Budget Group and Monster Worldwide were also pressured. Though BancTec has no credit risk, its shares were negatively impacted as it provides processing services to financial institutions. As with Tower Group, we continue to hold these stocks. Monster and Avis have recently improved markedly and we anticipate both to report stronger than expected financial results over the next year. We continue to believe that shareholders may ultimately be rewarded by owning companies such as these; companies that generate solid cash flow, have solid prospects for growth, and trade at significant discounts to their private-market values.

The crisis in the credit markets has been deeper and more prolonged than we originally expected. As events continued to unfold during the fiscal period, we made several strategic moves which we believe will bear fruit in the second half of the fiscal year as well as in fiscal 2009. As the financial markets have sold off, compelling valuations have been created in what we believe to be several high quality companies, which are now trading at very reasonable valuations. For example, EBAY is a recent purchase in the Fund. EBAY is a highly differentiated company possessing two rapidly growing assets which we believe are overlooked by investors today, PayPal and Skype. In addition, the company is generating substantial free cash flows. Since we purchased the stock on 3/6/08, EBAY has appreciated 18.1% (through 4/30/08).

We remain optimistic about the prospects for an appreciable improvement in the Fund’s performance. Investors entered the second quarter with a ray of optimism as markets rebounded handsomely during the opening week. On the first day of trading, the U.S. markets posted their best start to a second quarter in 70 years, sparked by hopes that the credit losses precipitated by the subprime fallout might be contained. But

1

FOUNTAINHEAD SPECIAL VALUE FUND

A MESSAGE TO OUR SHAREHOLDERS

APRIL 30, 2008

the initial euphoria faded, as further write-offs weighed down the markets. Adding more uncertainty to the near-term outlook was the announcement by General Electric (which is not owned by the Fund) that for the first time in many years they “missed their quarter.” Another layer of gloom swept over the markets as investors scurried to the exits.

The fear prevalent among many investors is evidenced by their record amounts of investments in U.S. money market funds and U.S. Treasuries despite plummeting yields. By April 14, the yield on the three-month T-bill was a paltry 1.31%. The yields on two-year, five-year, ten-year, and thirty-year U.S. Treasury bonds were 1.76%, 2.59%, 3.51%, and 4.35%, respectively. Clearly, investors have become more concerned with getting a return of capital rather than a return on capital.

As the credit markets struggled to regain their footing, the U.S. dollar continued downward, oil and other commodities ratcheted upward, unemployment inched higher, consumer confidence eroded, consumer expenditures slowed, and manufacturing activity showed sluggishness. A growing number of observers concluded that the U.S. and other key world economies may well have entered a recession.

So while Senators Hillary Clinton, Barack Obama, and John McCain wrestled for the hearts, minds, and wallets of the voters, the markets witnessed a volatile confrontation between the bulls and the bears. Yet, despite the steady flow of dour economic news, there are some key reasons to believe that the first quarter may have marked the nadir of the market downturn, particularly for a large number of stocks.

Whether one agrees with the timing or the actions of the Federal Reserve (the “Fed”) over the past few months, the liquidity infusions have gone a long way toward ending the worst of the credit crisis. By digging into its arsenal of weapons, as well as providing some new avenues for credit liquidity (such as providing access to its discount window for investment banks and a smorgasbord of collateral), the Fed has helped to avert an even more severe credit crunch. The Fed’s measures can, for the most part, yield positive results in the real economy with each passing month.

Not only has the Federal Reserve been firing on twelve cylinders, but also Freddie Mac and Fannie Mae have been granted expanded authority to make larger housing loans and expand their balance sheets. The U.S. government’s stimulus package signed into law in the first quarter will, among other measures, result in millions of households receiving checks that will flow into the economy through expenditures or savings. Combined with the fact that, while unemployment has been creeping upward, total payroll employment is still quite high by historical measures.

GE’s downbeat report has overshadowed the current balance sheet strength of non-financial corporations. Non-financial service firms have accumulated enormous cash reserves over the past several years. At the same time, they have reduced short-term debt and cut inventories to near record-low levels compared to sales. Manufacturing firms are not as dependent on weakened banks to finance their operations. Nor will they have as much excess capacity and surplus workers as in past downturns. Since corporations are better positioned to weather a downturn, their profitability should not suffer as it has in past recessions. They will be well equipped to benefit from the upturn, which should be fostered by the fiscal and monetary steps taken over the past few months.

Perhaps the biggest and most pleasant surprise that may occur this year may be a reversal in the fortunes of the U.S. dollar. The present level of the dollar, vis-à-vis most major currencies, creates some attractive values for cash-laden foreign corporations and sovereign wealth funds. As they seek to acquire assets, they must convert their currencies to dollars, a move that should help put a floor under the dollar. As the

2

FOUNTAINHEAD SPECIAL VALUE FUND

A MESSAGE TO OUR SHAREHOLDERS

APRIL 30, 2008

U.S. economy begins to stabilize, money flows will return to the U.S., which will also provide strength for the dollar. But perhaps most important are the growing indications that other countries are beginning to recognize that the U.S. dollar is undervalued. On April 11, The Group of Seven finance ministers released a statement that they were “concerned” by “sharp fluctuations in major currencies.” For the first time since 2004, they have signaled a potential shift in policy on the dollar that may not yet be fully appreciated by the markets, which have been subjected for some time to a one-way bet against the dollar by highly leveraged hedge funds and currency traders. Even more intriguing is a recent article in Forbes by Avi Tiomkin, a macroeconomic adviser to hedge funds, entitled “The Demise of the Euro.” He maintains that tensions between the inflation-obsessed German bloc (including Austria, Luxembourg, and the Netherlands) and the Latin bloc of France, Italy, and Spain are eroding support for the European Central Bank and the euro, and will eventually result in the disintegration of the euro and a return to national currencies. Tiomkin urges investors to “gradually start to hoard dollars and short the euro.”

Judging by current markets, currency traders are giving little prospect for a stronger dollar. Then again, along with their counterparts in the equity and bond markets, they seem to think that the present trends will remain in place. There are not many optimists participating in the world markets today, although there are some notable exceptions. Corporate boardrooms appear to envision the future differently than the rest of the nail-biting world. Insider buying has continued at a very healthy and record-setting pace among a large number of corporations, including many in the financial services sector. Perhaps they are peering beyond the palpable fog of fear, and see a world economy very different from the one in the rearview mirror. Economist, David Malpass, points out that global employment has exploded over the past decade. Global income will tally $53 trillion in 2008, double the rate of 1995, with the U.S. registering $14 trillion of that total. We agree with Malpass’ insightful optimism. “U.S. subprime losses will reach into the hundreds of billions of dollars, the world now earns that amount every three days. And with useful inventions made every few minutes, much more of the world’s wealth is in front of it, not behind it.” Though headline risk and turmoil may persist in the near term, we are confident that patient investors could inevitably reap the rewards of future growth.

We thank you for your continued support, and we are grateful for the privilege of serving you.

With warm regards,

Sincerely,

Roger E. King, CFA	Leah R. Bennett, CFA
Chairman and President	Senior Vice President
King Investment Advisors, Inc.	King Investment Advisors, Inc.

The Fund’s investments in small- and medium-sized companies involve greater risk than investing in larger, more established companies such as increased volatility of earnings and prospects, higher failure rates, and limited markets, product lines or financial resources. In addition, the Fund’s portfolio may be overweight in an industry sector in which any negative development affecting that sector will have a greater impact on the Fund’s performance.

3

FOUNTAINHEAD SPECIAL VALUE FUND

A MESSAGE TO OUR SHAREHOLDERS

APRIL 30, 2008

The Russell 2500™ Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index. One cannot invest directly in an index. Price/Earnings ratio (p/e) is the value of a company’s stock price relative to company earnings. The Group of Seven (G-7) consists of seven of the world’s leading industrial countries: France, Germany, Japan, the United Kingdom, the United States, Canada and Italy.

The views in this report were those of the Fund managers as of April 30, 2008, and may not reflect their views on the date this report is first published or anytime thereafter. These views are intended to assist the shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice.

Before investing you should carefully consider the Fund’s investment objectives, risks, charges and expenses. This and other information is in the prospectus, a copy of which may be obtained by calling (800) 868-9535 or by visiting the Fund’s website at www.kingadvisors.com. Please read the prospectus carefully before you invest.

4

FOUNTAINHEAD SPECIAL VALUE FUND

PERFORMANCE CHART AND ANALYSIS

APRIL 30, 2008

	Average Annual Total Return

	One Year	Five Year	10 Year
Fountainhead Special Value Fund	(31.53%)	8.91%	3.00%
Russell 2500 Index	(8.84%)	14.91%	7.42%

The above chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in Fountainhead Special Value Fund (the “Fund”), compared with broad-based securities market indices, since the Fund’s inception. The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index. The total return of the Fund includes operating expenses that reduce returns, while the total return of the indices do not include expenses. The Fund is professionally managed while the indices are unmanaged and are not available for investment.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance please call (800) 868-9535. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s annual operating expense ratio (gross) for the previous fiscal year was 2.27%. However, the Fund’s adviser has contractually agreed to waive a portion of its fees and/or reimburse certain expense through February 28, 2009, to limit Total Annual Fund Operating Expenses to 1.50%. During the period certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower.

Prior to September 17, 2001, the Fund was a series of AmeriPrime Funds (another mutual fund). The AmeriPrime series maintained substantially similar investment objectives and investment policies to that of the Fund. The AmeriPrime series was managed by the Adviser. The Fund’s performance for the periods before September 17, 2001, is that of the AmeriPrime series and reflects the expenses of the AmeriPrime series. The estimated net expenses of the AmeriPrime series were equal to or less than the net expenses of the Fund.

5

FOUNTAINHEAD SPECIAL VALUE FUND

SCHEDULE OF INVESTMENTS

APRIL 30, 2008

Shares	Security Description	Value
Common Stock - 92.5%
Commercial Services - 10.0%
14,000	Accenture Ltd, Class A	$525,700
12,500	Avis Budget Group, Inc. (a)	166,000
15,000	Monster Worldwide, Inc. (a)	364,950

		1,056,650

Diversified Financial Services - 5.0%
29,000	Discover Financial Services	528,090

Drugs/Pharmaceutical Preparations - 14.8%
8,800	Cephalon, Inc. (a)	549,208
14,600	Genzyme Corporation (a)	1,027,110

		1,576,318

Energy - 10.4%
9,600	Halliburton Company	440,736
6,300	Marathon Oil Corporation	287,091
7,700	Valero Energy Corporation	376,145

		1,103,972

Health Care Services - 3.9%
10,000	Pharmaceutical Product Development, Inc.	414,200

Insurance Carriers - 17.1%
46,300	CastlePoint Holdings, Ltd. (b)	425,960
25,000	CastlePoint Holdings, Ltd.	230,000
26,300	First Mercury Financial Corporation (a)	415,540
31,900	Tower Group, Inc.	749,331

		1,820,831

Medical Products - 13.0%
16,500	St. Jude Medical, Inc. (a)	722,370
23,400	Wright Medical Group, Inc. (a)	653,328

		1,375,698

Personal Care - 4.9%
23,000	Bare Escentuals, Inc. (a)	524,630

Retail/Manufacturer - 2.6%
25,000	Tempur-Pedic International, Inc.	277,750

Shares	Security Description	Value

Technology - 10.8%
62,000	BancTec, Inc. (a)(c)	$217,000
15,600	eBay Inc. (a)	488,124
12,400	Fidelity National Information Services, Inc.	447,144

		1,152,268

Total Common Stock (Cost $10,114,104)		9,830,407

Total Investments in Securities - 92.5% (Cost $10,114,104)*		$9,830,407
Other Assets & Liabilities, Net - 7.5%		802,196

NET ASSETS - 100.0%		$10,632,603

(a)	Non-income producing security.
(b)	Restricted security not registered under the Securities Act of 1933 other than Rule 144A securities. At the end of the period, the value of these securities amounted to $425,960 or 4.0% of net assets.

Security	Acquisition Date	Acquisition Cost
CastlePoint Holdings, Ltd.	03/26/07	$463,000

(c)	Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $217,000 or 2.0% of net assets.

See Notes to Financial Statements.

6

FOUNTAINHEAD SPECIAL VALUE FUND

SCHEDULE OF INVESTMENTS

APRIL 30, 2008

*	Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$711,543
Gross Unrealized Depreciation	(995,240)

Net Unrealized Appreciation (Depreciation)	$(283,697)

PORTFOLIO HOLDINGS
% of Total Investments

Commercial Services	10.8%
Diversified Financial Services	5.4%
Drugs/Pharmaceutical Preparations	16.0%
Energy	11.2%
Health Care Services	4.2%
Insurance Carriers	18.5%
Medical Products	14.0%
Personal Care	5.4%
Retail/Manufacturer	2.8%
Technology	11.7%

100.0%

See Notes to Financial Statements.

7

FOUNTAINHEAD SPECIAL VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

APRIL 30, 2008

ASSETS
Total investments, at value (Cost $10,114,104)	$9,830,407
Cash	90,387

Receivables:
Portfolio securities sold	706,654
Fund shares sold	37
Interest and dividends	808
From investment adviser	14,897
Prepaid expenses	7,070

Total Assets	10,650,260

LIABILITIES
Accrued liabilities:
Compliance services fees	744
Other expenses	16,913

Total Liabilities	17,657

NET ASSETS	$10,632,603

COMPONENTS OF NET ASSETS
Paid-in capital	$12,124,724
Undistributed (distributions in excess of) net investment income	(82,925)
Accumulated net realized gain (loss) on investments	(1,125,499)
Unrealized appreciation (depreciation) on investments	(283,697)

NET ASSETS	$10,632,603

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Based on net assets of $10,632,603 and 627,254 shares outstanding (unlimited shares authorized)	$16.95

See Notes to Financial Statements.

8

FOUNTAINHEAD SPECIAL VALUE FUND

STATEMENT OF OPERATIONS

SIX MONTHS ENDED APRIL 30, 2008

INVESTMENT INCOME
Dividend income	$35,630
Interest income	2,932

Total Investment Income	38,562

EXPENSES
Investment adviser fees	59,471
Administrator fees	59,238
Transfer agent fees	3,058
Custodian fees	3,207
Registration fees	6,927
Professional fees	18,281
Trustees’ fees and expenses	237
Compliance services fees	12,726
Miscellaneous expenses	10,340

Total Expenses	173,485
Fees waived	(74,368)

Net Expenses	99,117

NET INVESTMENT INCOME (LOSS)	(60,555)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	(1,125,495)
Net change in unrealized appreciation (depreciation) on investments	(2,422,101)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(3,547,596)

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(3,608,151)

See Notes to Financial Statements.

9

FOUNTAINHEAD SPECIAL VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2008	Year Ended October 31, 2007
OPERATIONS:
Net investment income (loss)	$(60,555)	$(163,987)
Net realized gain (loss) on investments	(1,125,495)	454,579
Net change in unrealized appreciation (depreciation)	(2,422,101)	(103,558)

Net Increase (Decrease) in Net Assets from Operations	(3,608,151)	187,034

DISTRIBUTIONS TO SHAREHOLDERS FROM:
From net realized gains	(298,880)	–

CAPITAL SHARE TRANSACTIONS:
Sale of shares	34,906	2,898,213
Reinvestment of distributions	277,355	–
Redemption of shares	(2,254,322)	(3,532,222)
Redemption fees	76	333

Increase (Decrease) from Capital Transactions	(1,941,985)	(633,676)

Increase (Decrease) in Net Assets	(5,849,016)	(446,642)

NET ASSETS:
Beginning of period	16,481,619	16,928,261

End of period (a)	$10,632,603	$16,481,619

SHARE TRANSACTIONS
Sale of shares	1,824	122,888
Reinvestment of distributions	13,684	–
Redemption of shares	(118,465)	(150,027)

Increase (Decrease) in Shares	(102,957)	(27,139)

(a) Accumulated undistributed (distributions in excess of) net investment income	$(82,925)	$(22,370)

See Notes to Financial Statements.

10

FOUNTAINHEAD SPECIAL VALUE FUND

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected per share data and ratios for a share outstanding throughout each period.

	Six Months Ended April 30, 2008		Year Ended October 31,
			2007		2006		2005	2004	2003
NET ASSET VALUE, Beginning of Period	$22.57		$22.35		$19.71		$17.52	$15.17	$10.53

INVESTMENT OPERATIONS
Net investment income (loss)	(0.09	)(a)	(0.21	)(a)	(0.18	)(a)	0.03 (a)	(0.13)	(0.01)
Net realized and unrealized gain (loss) on investments	(5.12)		0.43		2.85		2.15	2.47	4.65

Total from Investment Operations	(5.21)		0.22		2.67		2.18	2.34	4.64

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	–		–		(0.03)		–	–	–
Net realized gain on investments	(0.41)		–		–		–	–	–

Total Distributions to Shareholders	(0.41)		–		(0.03)		–	–	–

Redemption Fee (a)	–	(b)	–	(b)	–	(b)	0.01	0.01	– (b)

NET ASSET VALUE, End of Period	$16.95		$22.57		$22.35		$19.71	$17.52	$15.17

TOTAL RETURN	(23.37	)%(c)	0.98%		13.54%		12.50%	15.49%	44.06%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000’s omitted)	$10,633		$16,482		$16,928		$16,645	$16,121	$15,178

Ratios to Average Net Assets:
Net expenses	1.50	%(d)	1.50%		1.50%		1.50%	1.50%	1.50%
Gross expenses (e)	2.63	%(d)	2.27%		2.25%		2.19%	1.91%	2.45%
Net investment income (loss)	(0.92	)%(d)	(0.92)%		(0.83)%		0.13%	(0.56)%	(0.20)%

PORTFOLIO TURNOVER RATE	62	%(c)	133%		95%		95%	133%	116%

(a)	Calculated based on average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Not annualized.
(d)	Annualized.
(e)	Reflects the expense ratio excluding any fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

11

FOUNTAINHEAD SPECIAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS

APRIL 30, 2008

Note 1.  Organization

The Fountainhead Special Value Fund (the “Fund”) is a diversified series of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended. The Trust currently has twenty-nine investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value. The Fund seeks long-term capital growth through primarily investing in the common stocks of small- and medium-size companies. Small and medium size companies are those companies with market capitalizations between $250 million and $8.5 billion at the time of their purchase.

Note 2.  Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation - Exchange traded securities and over-the-counter securities are valued using the last quoted sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are available are valued at the last quoted sales price or in the absence of a sale at the mean of the last bid and asked prices provided by independent pricing services. Debt securities may be valued at prices supplied by a Fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Shares of open-end mutual funds are valued at net asset value. Short-term investments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust’s Board of Trustees (the “Board”) if (1) market quotations are insufficient or not readily available or (2) the Adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value (“NAV”) than a NAV determined by using market quotes.

Security Transactions, Investment Income, and Realized Gain and Loss - Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium and discount is amortized and accreted in accordance with generally accepted accounting principles. Identified cost of investments sold is used to determine the gain and loss for both financial statement and Federal income tax purposes.

12

FOUNTAINHEAD SPECIAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS

APRIL 30, 2008

Restricted Securities - The Fund may invest in securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Restricted securities may be resold in transactions that are exempt from registration under the Federal securities laws or if the securities are registered to the public. The sale or other disposition of these securities may involve additional expenses and the prompt sale of these securities at an acceptable price may be difficult. Information regarding restricted securities held by the Fund is included in the Schedule of Investments.

Distributions to Shareholders - Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes - The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income and capital gains, if any, the Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

Income and Expense Allocation - The Trust accounts separately for the assets, liabilities, and operations of each of its series. Expenses that are directly attributable to more than one series are allocated among the respective series in an equitable manner.

Redemption Fees - A shareholder who redeems or exchanges shares within 180 days of purchase will incur a redemption fee of 1.00% of the current net asset value of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

New Accounting Pronouncements - In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, “Accounting for Income Taxes.” This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management has concluded that as of October 31, 2007, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s Federal tax returns filed in the 3-year period ended October 31, 2007 remains subject to examination by the Internal Revenue Service.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 Fair Value Measurements (“SFAS 157”), which is effective for fiscal years beginning after November 15, 2007, and for interim periods within those fiscal years. SFAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund’s financial statement disclosures.

13

FOUNTAINHEAD SPECIAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS

APRIL 30, 2008

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”), was issued and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the Fund’s results of operations and financial position. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statement disclosures.

Note 3.  Advisory Fees, Servicing Fees, and Other Transactions

Investment Adviser - King Investment Advisors, Inc. (the “Adviser”) is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 0.90% of the Fund’s average daily net assets.

Distribution - Foreside Fund Services, LLC is the Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Adviser, Citigroup Fund Services, LLC (“Citi”) or its affiliated companies. The Distributor receives no compensation from the Fund for its distribution services.

Other Services - Citi provides administration, portfolio accounting, and transfer agency services to the Fund.

Certain employees of Citi are also officers of the Trust.

Foreside Compliance Services, LLC (“FCS”), an affiliate of the Distributor, provides a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and Anti-Money Laundering Officer as well as certain additional compliance support functions to the Fund. FCS has no role in determining the investment policies of, or the securities to be purchased or sold by the Trust or the Fund. Certain officers or employees of FCS are also officers of the Trust. The Principal Executive Officer is an affiliate of the Distributor due to his ownership interest in the Distributor.

Pursuant to Board approval, beginning on June 2, 2008, as to fund accounting and fund administration, and on June 16, 2008, as to transfer agency, Atlantic Fund Administration, LLC (“Atlantic”) will replace Citi as the provider of those services to the Fund. Beginning June 1, 2008, Atlantic will replace FCS as a provider of officers and compliance support services to the Fund. In connection with these changes in service providers, resignations of the Trust’s existing officers, who have been provided to the Trust pursuant to agreements with Citi and FCS, will become effective and the existing officers will be replaced by officers provided by Atlantic.

Note 4.  Expense Reimbursements and Fees Waived

During the period, the Adviser has contractually agreed to waive a portion of its fees and reimburse certain expenses through February 28, 2009, to limit annual operating expense to 1.50%. Other fund service providers have voluntarily agreed to waive and reimburse a portion of their fees. These voluntary waivers and reimbursements may be reduced or eliminated at any time. For the period ended April 30, 2008, the Adviser waived $59,471 and reimbursed $14,897.

Note 5.  Security Transactions

The cost of purchases and the proceeds from sales of investment securities, other than short-term investments, were $8,164,905 and $11,112,786 respectively, for the period ended April 30, 2008.

14

FOUNTAINHEAD SPECIAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS

APRIL 30, 2008

Note 6.  Federal Income Tax and Investment Transactions

As of October 31, 2007, distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed Long-Term Gain	$298,876
Unrealized Appreciation (Depreciation)	2,138,404

Total	$2,437,280

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to deferred audit fees.

Note 7.  Other Information

On April 30, 2008, one shareholder held approximately 19% of the outstanding shares of the Fund.

Note 8.  Subsequent Events

Effective June 2, 2008, as to fund accounting and fund administration, and on June 16, 2008, as to transfer agency, Atlantic Fund Administration, LLC (“Atlantic”) replaced Citi as the provider of those services to the Fund. Beginning June 1, 2008, Atlantic replaced FCS as a provider of officers and compliance support services to the Fund. In connection with these changes in service providers, resignations of the Trust’s existing officers have been provided to the Trust and have become effective pursuant to agreements with Citi and FCS. The existing officers were replaced by officers provided by Atlantic.

15

FOUNTAINHEAD SPECIAL VALUE FUND

ADDITIONAL INFORMATION

APRIL 30, 2008

Investment Advisory Agreement Approval

At the December 11, 2007, Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement pertaining to the Fund (the “Advisory Agreement”). In evaluating the Advisory Agreement for the Fund, the Board reviewed materials furnished by King Investment Advisors, Inc. (the “Adviser”) and Citi, including information regarding the Adviser, its personnel, operations and financial condition. Specifically, the Board considered, among other matters: (1) the nature, extent and quality of the services to be provided to the Fund by the Adviser, including information on the investment performance of the Adviser; (2) the costs of the services to be provided and profitability to the Adviser with respect to its relationship with the Fund; (3) the advisory fee and total expense ratio of the Fund compared to relevant peer groups of funds; (4) the extent to which economies of scale would be realized as the Fund grow and whether the advisory fee would enable the Fund’s investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the Fund. In their deliberations, the Board did not identify any particular information that was all-important or controlling, and the Board attributed different weights to the various factors. In particular, the Board focused on the factors discussed below.

Nature, Extent, and Quality of the Services

The Board received a presentation from a senior representative of the Adviser and discussed the Adviser’s personnel, operations, and financial condition. In reviewing the nature, extent and quality of services, the Board considered the scope and quality of services provided by the Adviser under the Advisory Agreement and the quality of the investment research capabilities of the Adviser and other resources dedicated to performing services for the Fund. The Board also considered information regarding the experience and professional background of the portfolio managers at the Adviser and the qualifications and capabilities of the portfolio managers and other personnel who would have principal investment responsibility for the Fund’s investments; the investment philosophy and decision-making processes of those professionals; the capability and integrity of the Adviser’s senior management and staff; the quality of the Adviser’s services with respect to regulatory compliance and compliance with client investment policies and restrictions; and the financial condition and operational stability of the Adviser.

The Board discussed with the Adviser the adequacy of its resources and quality of services provided by the Adviser under the Advisory Agreement. The Board reviewed the Adviser’s summary of its financial condition as of October 31, 2007, noting the Adviser’s representation that it is financially stable and able to provide investment advisory services to the Fund. The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement, that the Adviser could provide high quality services to the Fund and that the investment expertise of the Adviser’s professionals could benefit the Fund.

Costs of Services and Profitability

The Board then considered information provided by the Adviser regarding its costs of services and profitability with respect to the Fund. The Board considered the Adviser’s resources devoted to the Fund as well as an assessment of costs and profitability provided by the Adviser. The Board also considered that the Adviser continues to contractually waive certain advisory fees and, as necessary, reimburse Fund expenses. The Board concluded that the level of the Adviser’s profits attributable to management of the Fund was not excessive in light of the services provided by the Adviser on behalf of the Fund.

Compensation

The Board also considered the Adviser’s compensation for providing advisory services to the Fund and analyzed comparative information on fees and total expenses of similar mutual funds. The Board noted that while the

16

FOUNTAINHEAD SPECIAL VALUE FUND

ADDITIONAL INFORMATION

APRIL 30, 2008

Adviser’s contractual advisory fee was higher than the mean and median contractual advisory fee for its Lipper Inc. peer group, the Adviser’s actual advisory fee, after waivers, was below the mean and median actual advisory fee for its Lipper Inc. peer group. The Board also considered the Fund’s total expense ratio, noting the Adviser’s intent to continue to waive a portion of its fee through February 28, 2009, in order to maintain the Fund’s total annual operating expenses at 1.50% of the Fund’s average daily net assets. The Board noted that the Adviser’s actual total expense ratio was within 15 basis points of the median actual total expense ratio for its Lipper Inc. peer group. The Board also recognized that it was difficult to compare advisory fees and expense ratios because of variations between the services provided by the Adviser and those included in the advisory fees paid by other funds. The Board concluded that the Adviser’s advisory fee charged to the Fund was reasonable.

Performance

The Adviser discussed its approach to managing the Fund as well as the Fund’s performance. The Board considered the Fund’s performance over the three-month, six-month, one-year, three-year and five-year periods, noting that while the Fund underperformed its benchmark for the shorter periods, the Fund’s solid performance over the long-term would be taken into consideration in its evaluation of the overall arrangements between the Fund and the Adviser. The Board also noted that the Adviser had instituted positive changes to address the performance of the Fund, including certain restructuring measures during 2007.

Economies of Scale

The Board then considered whether the Fund would benefit from any economies of scale, noting that although the Adviser’s fee schedules do not have breakpoints and thus would not reflect economies of scale, if any, the Fund was subject to a contractual fee waiver by the Adviser. The Board also considered the size of the Fund and determined that it would not be necessary to consider the implementation of breakpoints at this time.

Other Benefits

The Board noted that the Adviser does not receive significant ancillary benefits as a result of its relationship with the Fund, other than the benefit of research received from the brokers executing transactions on behalf of its clients and the ability to refer to its advisory relationship with the Fund.

Conclusion

Prior to voting, the Board reviewed a memorandum from Fund Counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. The Board also discussed the proposed approval of the continuance of the Advisory Agreement. Based upon its review, including consideration of each of the factors referred to above, the Board (including all of the Independent Trustees) determined, in the exercise of its business judgment, that the advisory fees of the Fund were fair, and that renewing the Advisory Agreement was in the best interest of the Fund’s shareholders.

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (800) 868-9535 and on the SEC’s website at www.sec.gov. The Fund’s proxy voting records for the most recent 12-month period ended June 30, is available, without charge and upon request, by calling (800) 868-9535 and on the SEC’s website at www.sec.gov.

17

FOUNTAINHEAD SPECIAL VALUE FUND

ADDITIONAL INFORMATION

APRIL 30, 2008

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from November 1, 2007, through April 30, 2008.

Actual Expenses - The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes - The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value November 1, 2007	Ending Account Value April 30, 2008	Expenses Paid During Period*	Annualized Expense Ratio*
Actual Return	$1,000.00	$766.33	$6.59	1.50%
Hypothetical Return (5% return before expenses)	$1,000.00	$1,017.40	$7.52	1.50%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year divided by 366 to reflect the half-year period.

18

King Investment Advisors, Inc. c/o Atlantic Fund Administration, LLC P.O. Box 588 Portland, ME 04112 (800) 868-9535

Transfer Agent

Atlantic Fund Administration, LLC

P.O. Box 588 Portland, ME 04112

Distributor

Foreside Fund Services, LLC

Two Portland Square

1st Floor

Portland, Maine 04101

www.foresides.com

222-SAR-0408

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included as part of report to stockholders under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Registrant does not accept nominees to the board of directors from shareholders.

ITEM 11. CONTROLS AND PROCEDURES

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) of the Act, and Section 302 of the Sarbanes-Oxley Act of 2002. (Exhibit filed herewith)

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) of the Act, and Section 906 of the Sarbanes-Oxley Act of 2002. (Exhibit filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Forum Funds

By	/s/ Stacey E. Hong
Stacey E. Hong, Principal Executive Officer

Date	6/26/08

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Stacey E. Hong
Stacey E. Hong, Principal Executive Officer

Date	6/26/08

By	/s/ Pamela Duggan
Pamela Duggan, Principal Financial Officer

Date	6/26/08